Exhibit 10.15





                             FORT HOWARD CORPORATION
                            1995 STOCK INCENTIVE PLAN



          1.   Purpose.  The purpose of the Fort Howard Corporation 1995 Stock
               -------

Incentive Plan (the "Plan") is to provide an additional incentive to officers and other eligible key employees of Fort Howard Corporation, a Delaware corporation (the "Company") and its Subsidiaries (as hereinafter defined), upon whom responsibilities for the successful operation, administration and management of the Company rest and whose present or potential contributions are important to the continued success of the Company, and to enable the Company to attract and retain in its employ highly qualified persons for the successful conduct of its business.  It is intended that this purpose will be effected through the granting of Stock Options, Stock Appreciation Rights, Restricted

Stock Awards, Performance Share Awards, Stock Equivalent Awards and Dividend

Equivalents, as provided herein (as each term is hereinafter defined).



          2.   Definitions.  For purposes of the Plan, the following terms shall
               -----------

be defined as follows:



               "Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.



               "Award" means an award to an Eligible Employee in the form of

          Stock Options, Stock Appreciation Rights, Restricted Stock Awards,

          Performance Share Awards, Stock Equivalent Awards or Dividend

          Equivalents.



               "Award Agreement" means an agreement granting an Award and containing such terms and conditions as the Committee deems appropriate and that are not inconsistent with the terms of the Plan.



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                                        2



               "Beneficial Owner" has the meaning ascribed to such term in Rule

          13d-3 promulgated under the Exchange Act.



               "Board" means the Board of Directors of the Company.



               A "Change in Control" of the Company shall be deemed to have occurred when (A) any Person (other than (x) the Company, any

          Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any person or entity organized,

          appointed or established by the Company or any Subsidiary of the

          Company for or pursuant to the terms of any such plan, (y) Morgan

          Stanley Group Inc., a Delaware corporation, The Morgan Stanley

          Leveraged Equity Fund II, L.P., a Delaware limited partnership ("MSLEF

          II"), Fort Howard Equity Investors, L.P., a Delaware limited partnership ("FH I"), Fort Howard Equity Investors II, L.P., a

          Delaware limited partnership ("FH II"), or any of their respective

          Affiliates or (z) any general or limited partner of MSLEF II, FH I or

          FH II), alone or together with its Affiliates and Associates

          (collectively, an "Acquiring Person"), shall become the Beneficial

          Owner of twenty percent (20%) or more of the then outstanding shares of Common Stock or the Combined Voting Power of the Company's then outstanding voting securities (except pursuant to an offer for all outstanding shares of Common Stock at a price and upon such terms and conditions as a majority of the Continuing Directors determine to be in the best interests of the Company and its shareholders (other than an Acquiring Person on whose behalf the offer is being made)), or (B)

          during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director

          (other than a director who is a representative or nominee of an

          Acquiring Person) whose election by the Board or nomination for election by the Company's shareholders was approved



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                                        3

          by a vote of a least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved

          (collectively, the "Continuing Directors"), cease for any reason to constitute a majority of the Board.



               "Code" means the Internal Revenue Code of 1986, as amended.



               "Combined Voting Power" means the combined voting power of the

          Company's then outstanding voting securities.



               "Committee" means the Committee appointed by the Board pursuant to Section 3(a) hereof to administer the Plan.



               "Common Stock" means the Common Stock, par value $.01 per share,

          of the Company.



               "Disability" means, with respect to any Participant, that, as a result of incapacity due to physical or mental illness, such

          Participant is, or is reasonably likely to become, unable to perform his or her duties for more than six (6) consecutive months or six (6)

          months in the aggregate during any twelve (12) month period.



               "Dividend Equivalent" means an Award to receive cash payments equivalent to cash dividends granted to an Eligible Employee pursuant to Section 12 hereof.



               "Exchange Act" means the Securities Exchange Act of 1934, as amended.



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                                        4



               "Fair Market Value" means, on any given date, the closing price of the shares of Common Stock, as reported on the NASDAQ/National

          Market System ("NASDAQ") for such date or such national securities exchange as may be designated by the Board or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded.



               "Incentive Stock Option" means a Stock Option which is an

          "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an

          Award Agreement.



               "Nonqualified Stock Option" means a Stock Option which is not an

          Incentive Stock Option.



               "Parent" means any corporation which is a "parent corporation"

          within the meaning of Section 424(e) of the Code with respect to the

          Company.



               "Participant" means an Eligible Employee to whom an Award has been granted under the Plan.



               "Performance Share Award" means a conditional Award of shares of

          Common Stock granted to an Eligible Employee pursuant to Section 10 hereof.



               "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act.



               "Restricted Stock Award" means an Award of shares of Common Stock granted to an Eligible Employee pursuant to Section 9 hereof.



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                                        5



               "Retirement" means retirement from active employment with the

          Company and its Subsidiaries on or after the attainment of age 55, or such other retirement date as may be approved by the Committee for purposes of the Plan and specified in the applicable Award Agreement.



               "Stock Appreciation Right" means an Award to receive all or some portion of the appreciation on shares of Common Stock granted to an

          Eligible Employee pursuant to Section 8 hereof.



               "Stock Equivalent Award" means an Award of units relating to shares of Common Stock granted to an Eligible Employee pursuant to

          Section 11 hereof.



               "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Employee pursuant to Section 7 hereof.



               "Subsidiary" means any corporation which is a "subsidiary

          corporation" within the meaning of Section 424(f) of the Code with respect to the Company.



               "Ten Percent Shareholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns

          (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.



               "Window Period" means the ten (10) business day period in each fiscal quarter of the Company commencing on the third business day following the



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                                        6

          release for publication of the Company's quarterly or annual sales and earnings for the next preceding fiscal quarter or year, as the case may be, and ending on the twelfth business day following such date of release.



          3.   Administration of the Plan.
               --------------------------



          (a)  The Plan shall be administered by the Committee, which shall be comprised of no fewer than two members of the Board who shall be appointed from time to time by the Board.  Each member of the Committee shall be a member of the Board who is "disinterested" within the meaning of Rule 16b-3 under the

Exchange Act.  Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the

Committee.  All determinations of the Committee at a meeting shall be made by a majority of the members in attendance.  Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.  No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be indemnified by the Company to the fullest extent permitted by the certificate of incorporation or by-laws of the Company or applicable Delaware law with respect to any such action, determination or interpretation.



          (b)  Within the limitations described herein, the Committee shall administer the Plan, select the Eligible Employees to whom Awards will be granted, determine the number and type of Awards to be granted to each such

Eligible Employee, determine the terms and conditions applicable to each Award

(which need not be identical), make any amendment or modification to any Award

Agreement consistent with the terms of the Plan, and interpret, construe and implement the provisions of the Plan.  The Committee shall have the authority to adopt rules and regulations for administering the Plan which shall not be



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                                        7

inconsistent with the terms of the Plan.  Decisions of the Committee shall be binding on the Company, on all Eligible Employees and Participants and all other persons having any interest in the Plan.  The Company shall effect the granting of Awards under the Plan in accordance with the determinations made by the

Committee, which shall be evidenced by an Award Agreement.



          (c)  The Committee shall have the authority to adopt such rules and regulations and to add such terms, conditions and sub-schemes to the Plan as it deems necessary or desirable to permit or facilitate the granting of Awards under the Plan to, or obtain favorable tax treatment for, Eligible Employees resident for tax purposes in jurisdictions outside the United States, including,

without limitation, such rules, regulations, terms, conditions or sub-schemes as may be necessary or desirable to obtain the approval of the Inland Revenue of the United Kingdom in accordance with the United Kingdom Income and Corporation

Taxes Act 1988 for the grant of Awards to Eligible Employees who are residents of the United Kingdom for tax purposes; provided, however, that any such rule,
                                        --------  -------

regulation, term, condition or sub-scheme shall not be inconsistent with the terms of the Plan.



          4.   Duration of Plan.  The Plan shall remain in effect until
               ----------------

terminated by the Board of Directors and thereafter until all Awards granted under the Plan are satisfied by the issuance of shares of Common Stock or the payment of cash or are terminated under the terms of the Plan or under the Award

Agreement entered into in connection with the grant thereof.  Notwithstanding the foregoing, no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (as hereinafter defined).



          5.   Shares of Stock Subject to the Plan.  Subject to adjustment as
               -----------------------------------

provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued under the Plan pursuant to Awards shall not exceed, in the aggregate,

3,359,662 (after taking into account the 6.5-for-one stock split that is anticipated to occur and described in the



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                                        8

Registration Statement as filed with the Securities and Exchange Commission on

November 23, 1994).  Such shares may consist in whole or in part, as the Board shall from time to time determine, of authorized but unissued shares or treasury shares.  To the fullest extent permitted under Rule 16b-3 under the Exchange Act and Section 422 of the Code, any shares subject to an Award which lapses,

expires or is otherwise terminated without the issuance of such shares, may again be available for purposes of the Plan.  The number of Dividend Equivalents which may be granted under the Plan shall be determined by the Committee in its discretion; provided, however, that in no event shall such number of Dividend
            --------  -------

Equivalents correspond to a greater number of shares than the maximum number of shares available for issuance under the Plan.



          6.   Eligible Employees.  Awards may be granted by the Committee to
               ------------------

employees ("Eligible Employees"), whether salaried, commission or hourly, of the

Company or a Subsidiary who are officers or who are employed in an executive,

administrative, operational, sales or professional capacity by the Company or a

Subsidiary or any other key employees of the Company or a Subsidiary with potential to contribute to the future success of the Company or its

Subsidiaries.  Awards may be granted to a director of the Company, provided that
                                                                   --------

the director is also a salaried, commission or hourly employee of the Company or a Subsidiary.  Awards shall not be affected by any change of duties or positions so long as the holder continues to be an employee of the Company or of a

Subsidiary.



          7.   Stock Options.  Stock Options granted under the Plan may be in
               -------------

the form of Incentive Stock Options or Nonqualified Stock Options.  Stock

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:



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                                        9

               (a)  Award Agreement.  Stock Options shall be evidenced by an
                    ---------------

Award Agreement in such form and containing such terms and conditions as the

Committee deems appropriate and which are not inconsistent with the terms of the

Plan.



               (b)  Terms of Stock Options Generally.  Subject to the terms of
                    --------------------------------

          the Plan and the applicable Award Agreement, each Stock Option shall entitle the Participant to whom such Stock Option was granted to purchase, upon payment of the relevant exercise price, the number of shares of Common Stock specified in the Award Agreement.  A Stock

          Option may be granted alone or in addition to other Awards, or in tandem with a Stock Appreciation Right.



               (c)  Exercise Price.  The exercise price per share of Common
                    --------------

          Stock purchasable under a Stock Option shall be determined by the

          Committee at the time of grant and set forth in the Award Agreement;

          provided, however, that the exercise price shall not be less than one
          --------  -------

          hundred percent (100%) of the Fair Market Value of a share of Common

          Stock on the date of grant (110% in the case of an Incentive Stock

          Option granted to a Ten Percent Shareholder).



               (d)  Option Term.  The term of each Stock Option shall be fixed
                    -----------

          by the Committee and set forth in the Award Agreement; provided,
                                                                 --------

          however, that a Stock Option shall not be exercisable after the
          -------

          expiration of ten (10) years after the date the Stock Option is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).



               (e)  Exercisability.  A Stock Option shall be exercisable at such
                    --------------

          time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that notwithstanding
                                       --------  -------

          any other provision of the



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                                       10

          Plan, no Stock Option shall be exercisable during the first six (6)

          months after the date such Stock Option is granted.  The Committee may provide that Stock Options shall be exercisable in whole or in part based upon length of service or attainment of specified performance criteria.  The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Option, in whole or in part, based on such factors or criteria (including specified performance criteria)

          as the Committee may determine.



               (f)  Method of Exercise.  A Stock Option may be exercised, in
                    ------------------

          whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased.  Such notice shall be accompanied by payment in full of the exercise price either by cash,

          certified or bank check, note or other instrument acceptable to the

          Committee.  As determined by the Committee in its sole discretion,

          payment of the exercise price may also be made in full or in part in shares of Common Stock with a Fair Market Value (determined as of the date of exercise of such Stock Option and, where such shares are withheld (as described below), net of the applicable exercise price)

          at least equal to such full or partial payment.  Common Stock used to pay the exercise price may be shares that are already owned by the

          Participant, or the Company may withhold shares of Common Stock that would otherwise have been received by the Participant upon exercise of the Stock Option.  In its discretion, the Committee may also permit a

          Participant to exercise an Option through a "cashless exercise"

          procedure involving a broker or dealer approved by the Committee,

          provided that the Participant has delivered an irrevocable notice of
          --------

          exercise (the "Notice") to the broker or dealer and such broker or
                         ------

          dealer agrees:  (A) to sell immediately the number of shares of Common

          Stock specified in the Notice to be acquired upon exercise of the

          Option in the ordinary course of its business, (B) to pay



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                                       11

          promptly to the Company the aggregate exercise price (plus the amount necessary to satisfy any applicable tax liability) and (C) to pay to the Participant the balance of the proceeds of the sale of such shares over the amount determined under clause (B) of this sentence, less applicable commissions and fees; provided, however, that the Committee
                                           --------  -------

          may modify the provisions of this sentence to the extent necessary to conform the exercise of the Option to Regulation T of the Exchange

          Act.  The manner in which the exercise price may be paid may be subject to certain conditions specified by the Committee, including,

          without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16 of the Exchange Act.

          If requested by the Committee, the Participant shall deliver the Award

          Agreement evidencing an exercised Stock Option to the Secretary of the

          Company who shall endorse thereon a notation of such exercise and return such Award Agreement to the Optionee.  No fractional shares (or cash in lieu thereof) shall be issued upon exercise of a Stock Option and the number of shares that may be purchased upon exercise shall be rounded to the nearest number of whole shares.



               (g)  Rights as Shareholder.  A Participant shall have no rights
                    ---------------------

          as a shareholder with respect to any shares of Common Stock issuable upon exercise of a Stock Option until a certificate or certificates evidencing the shares of Common Stock shall have been issued to the

          Participant and, subject to Sections 15(b) and 15(c), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.



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                                       12

               (h)  Special Rule for Incentive Stock Options.  With respect to
                    ----------------------------------------

          Incentive Stock Options granted under the Plan, if the aggregate Fair

          Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock

          Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company or a Parent or Subsidiary exceeds One Hundred Thousand Dollars ($100,000) or such other limit as may be required by the Code, such Incentive Stock Options shall be treated, to the extent of such excess, as Nonqualified Stock Options.



          8.   Stock Appreciation Rights.   Stock Appreciation Rights granted
               -------------------------

under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:



               (a)  Award Agreement.  Stock Appreciation Rights shall be
                    ---------------

          evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.



               (b)  Terms of Stock Appreciation Rights Generally.  Subject to
                    --------------------------------------------

          the terms of the Plan and the applicable Award Agreement, each Stock

          Appreciation Right shall entitle the Participant to whom such Stock

          Appreciation Right was granted to receive, upon exercise thereof, the amount specified in Section 8(e).  A Stock Appreciation Right may be

          granted alone or in addition to other Awards, or in tandem with a

          Stock Option.  If granted in tandem with a Stock Option, a Stock

          Appreciation Right shall cover the same



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                                       13

          number of shares of Common Stock covered by the Stock Option (or such lesser number of shares as the Committee may determine).



               (c)  Exercise Price.  The exercise price per share of Common
                    --------------

          Stock subject to a Stock Appreciation Right shall be determined by the

          Committee at the time of grant and set forth in the Award Agreement.



               (d)  Exercise.  A Stock Appreciation Right may be exercised by a
                    --------

          Participant in accordance with procedures established by the

          Committee, except that in no event shall a Stock Appreciation Right be exercisable within the first six (6) months after the date such Stock

          Appreciation Right is granted, or in the case of a Stock Appreciation

          Right granted in tandem with a Stock Option, within the first six (6)

          months after the date of grant of the related Stock Option.

          Notwithstanding any other provision in the Plan, Stock Appreciation

          Rights shall, unless the Committee in its discretion determines otherwise, be exercisable only during Window Periods.  A Stock

          Appreciation Right granted in tandem with a Stock Option shall be exercisable only at such time or times and to the extent the related

          Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option.  A Stock Appreciation

          Right unrelated to a Stock Option shall contain such terms and conditions as to exercisability (subject to the first sentence of this

          Section 8(d)) and duration as the Committee shall determine, but in no event shall any such Stock Appreciation Right have a term of greater than ten (10) years.  The Committee, in its sole discretion, may provide for the acceleration of vesting of a Stock Appreciation Right,

          in whole or in part, based on such factors or criteria (including specified performance criteria) as the Committee may determine.  Upon exercise of a Stock Appreciation Right granted in tandem with a Stock

          Option, the related Stock Option shall be cancelled



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                                       14

          automatically to the extent of the number of shares covered by such exercise, and such shares shall no longer be available for grant under the Plan.  If the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the related Stock

          Appreciation Right shall be cancelled automatically to the extent of the number of shares covered by the Stock Option exercise.  A Stock

          Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.



               (e)  Amount of Payment.  In the event a Participant exercises a
                    -----------------

          Stock Appreciation Right, such Participant shall be entitled to receive an amount determined by multiplying (a) the difference between the Fair Market Value of one share of Common Stock on the date of exercise and the exercise price per share specified for the Stock

          Appreciation Right by (b) the number of shares in respect of which the

          Stock Appreciation Right shall have been exercised.  Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement at the time the Stock Appreciation

          Right is granted.



               (f)  Form of Payment.  Payment upon exercise of a Stock
                    ---------------

          Appreciation Right shall be made in cash, in shares of Common Stock,

          or some combination thereof, as the Committee shall determine in its sole discretion.



               (g)  Rights as Shareholder.  A Participant shall have no rights
                    ---------------------

          as a shareholder with respect to any Stock Appreciation Right unless and until a



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                                       15

          certificate or certificates evidencing shares of Common Stock are issued to the Participant as payment upon exercise of such Stock

          Appreciation Right, and, subject to Sections 15(b) and (c), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.



               (h)  Limited Stock Appreciation Rights.  The Committee may grant
                    ---------------------------------

          to an Eligible Employee a Stock Appreciation Right (a "Limited Stock

          Appreciation Right") pursuant to which the Participant shall have the right to surrender such Limited Stock Appreciation Right or any portion thereof to the Company within thirty (30) days following a

          Change in Control and to receive from the Company in exchange therefor a cash payment in an amount equal to (a) the number of shares of

          Common Stock under the Limited Stock Appreciation Right or portion thereof which is being exercised, multiplied by (b) the excess of (i)

          the greater of (A) the highest price per share of Common Stock paid in connection with the Change in Control or (B) the highest Fair Market

          Value per share of Common Stock in the 90 day period preceding such

          Change in Control, over (ii) the Fair Market Value of a share of

          Common Stock on the date the Limited Stock Appreciation Right was granted as set forth in the Award Agreement.  Limited Stock

          Appreciation Rights granted under the Plan shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee deems appropriate.



          9.   Restricted Stock Awards.  Restricted Stock Awards granted under
               -----------------------

the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:



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                                       16



               (a)  Award Agreement.  Restricted Stock Awards shall be evidenced
                    ---------------

          by an Award Agreement in such form and containing such restrictions,

          terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan, including, without limitation, restrictions on the sale, assignment, transfer or other disposition of such shares and provisions requiring that a Participant forfeit such shares upon a termination of employment for specified reasons within a specified period of time.



               (b)  Terms of Restricted Stock Awards Generally.  Restricted
                    ------------------------------------------

          Stock Awards may be granted under the Plan in such form as the

          Committee may from time to time approve.  Restricted Stock Awards may be granted for no consideration or such consideration as the Committee deems appropriate.  Restricted Stock Awards may be granted alone or in addition to other Awards under the Plan.  Subject to the terms of the

          Plan, the Committee shall determine the number of shares of Common

          Stock subject to each Restricted Stock Award granted to a Participant,

          and the Committee may impose different terms and conditions on any particular Restricted Stock Award granted to any Participant.  Each

          Participant receiving a Restricted Stock Award shall be issued a certificate or certificates in respect of such shares of Common Stock at the time of grant.  Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such

          Award.  The Committee may require that the certificate or certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.



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                                       17

               (c)  Restriction Period.  Restricted Stock Awards shall provide
                    ------------------

          that, in order for a Participant to vest in such Awards, such

          Participant must remain in the employment of the Company or its

          Subsidiaries, subject to such exceptions as the Committee may determine in its sole discretion for specified reasons (provided,
                                                                  --------

          however, that no such exception shall be applicable within the first
          -------

          six (6) months of the date of grant), for a period of not less than one year commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award and set forth in the Award Agreement (the "Restriction Period").

          During the Restriction Period, a Participant may not sell, assign,

          transfer, pledge, encumber or otherwise dispose of shares of Common

          Stock received under a Restricted Stock Award.  The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period and may waive or accelerate such restrictions in whole or in part, based on such factors or criteria, including specified performance criteria, as the Committee may determine; provided, that in no event shall such lapsing, waiver
                         --------

          or acceleration occur within the first six months of the date of grant.  Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period), the Participant shall be vested in the Restricted Stock Award, or applicable portion thereof.



               (d)  Rights as Shareholder.  Except as otherwise provided by the
                    ---------------------

          Committee in its sole discretion, a Participant shall have, with respect to the shares of Common Stock received under a Restricted

          Stock Award, all of the rights of a shareholder of the Company,

          including the right to vote the shares and the right to receive any cash dividends.  Stock dividends issued with respect to shares covered by a Restricted Stock Award shall be treated as additional shares under the Restricted Stock Award and shall be subject to the



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                                       18

          same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.



          10.  Performance Share Awards.  Performance Share Awards granted under
               ------------------------

the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:



               (a)  Award Agreement.  Performance Share Awards shall be
                    ---------------

          evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.  Each Award Agreement shall set forth  the number of shares of Common Stock to be received by a

          Participant upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the

          Committee deems appropriate.



               (b)  Terms of Performance Share Awards Generally.  Performance
                    -------------------------------------------

          Share Awards may be granted under the Plan in such form as the

          Committee may from time to time approve.  Performance Share Awards may be granted for no consideration or such consideration as the Committee deems appropriate.  Performance Share Awards may be granted alone or in addition to other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of shares of Common

          Stock subject to each Performance Share Award granted to a

          Participant.



               (c)  Performance Goals.  Performance Share Awards shall provide
                    -----------------

          that, in order for a Participant to be entitled to receive shares of

          Common Stock under such Award, the Company and/or the Participant must achieve
          certain specified performance goals ("Performance Goals") over a designated performance period ("Performance Period").  The Performance

          Goals and Performance Period shall be established by the Committee in its sole discretion.  The Committee shall establish the Performance

          Goals for each Performance Period before, or as soon as practicable after, the commencement of the Performance Period.  In setting

          Performance Goals, the Committee may use such measures as net earnings, operating earnings or income, absolute and/or relative return on equity or assets, earnings per share, cash flow, pretax profits, earnings growth, revenue growth, comparison to peer companies, any combination of the foregoing, or such other measure or measures of performance, including individual measures of performance,

          in such manner as it deems appropriate.  Prior to the end of a

          Performance Period, with respect to any Participant the deductibility of whose Performance Award will not, in the reasonable belief of the

          Committee, be subject to Section 162(m) of the Code, the Committee may, in its discretion, adjust the performance objectives to reflect a

          Change in Capitalization (as hereinafter defined) or any other event which may materially affect the performance of the Company, a

          Subsidiary or a division, including, but not limited to, market conditions or a significant acquisition or disposition of assets or other property by the Company, a Subsidiary or a division.  With respect to any Participant, the deductibility of whose Performance

          Award may, in the reasonable belief of the Committee, be subject to

          Section 162(m) of the Code, the Committee shall not be entitled to exercise the discretion conferred upon it in the preceding sentence to the extent the existence or exercise of such discretion would result in a loss of tax deductibility under such Section 162(m) of the Code.

          The extent to which a Participant is entitled to payment of a

          Performance Share Award at the end of the Performance Period shall be determined by the Committee, in its sole discretion, based on the

          Committee's determination of whether the

          Performance Goals established by the Committee in the granting of such

          Performance Share Award have been met.



               (d)  Payment of Awards.  Payment in settlement of a Performance
                    -----------------

          Share Award shall be made as soon as practicable following the conclusion of the respective Performance Period, or at such other time as the Committee shall determine, in shares of Common Stock.



               (e)  Rights as Shareholder.  Except as otherwise provided by the
                    ---------------------

          Committee in the applicable Award Agreement, a Participant shall have no rights as a shareholder with respect to a Performance Share Award until a certificate or certificates evidencing the shares of Common

          Stock shall have been issued to the Participant following the conclusion of the Performance Period, and, subject to Sections 15(b)

          and 15(c), no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.



          11.  Stock Equivalent Awards.  Stock Equivalent Awards granted under
               -----------------------

the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:



               (a)  Award Agreement.  Stock Equivalent Awards shall be evidenced
                    ---------------

          by an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.  The Award Agreement shall set forth the number of units granted to a Participant, which units shall be valued in whole or in
          part by reference to, or otherwise based on, shares of Common Stock and subject to such other terms and conditions as the Committee deems appropriate.



               (b)  Terms of Stock Equivalent Awards Generally.  Stock
                    ------------------------------------------

          Equivalent Awards may be granted under the Plan in such form as the

          Committee may from time to time approve.  Stock Equivalent Awards may be granted alone or in addition to other Awards under the Plan.

          Subject to the terms of the Plan, the Committee shall determine the number of units subject to each Stock Equivalent Award and the number of Stock Equivalent Awards to be granted to a Participant.  At the discretion of the Committee, Stock Equivalent Awards may relate in whole or in part to the attainment by the Company and/or the

          Participant of certain specified performance criteria.



               (c)  Unit Value.  The Committee in its sole discretion shall
                    ----------

          determine the basis for the value of units granted under a Stock

          Equivalent Award at the time of grant of the Award.  In determining unit value, the Committee may use such measures as Fair Market Value or appreciation in the value of a share of Common Stock and may specify the date or dates over which the appreciation shall be measured, in such manner as it deems appropriate.



               (d)  Payment of Awards.  Payment in settlement of a Stock
                    -----------------

          Equivalent Award shall be made as soon as practicable after the Award is earned, or at such other time as the Committee shall determine, in cash, in shares of Common Stock, or some combination thereof, as the

          Committee shall determine.

               (e)  Rights as Shareholder.  A Participant shall have no rights
                    ---------------------

          as a shareholder with respect to any Stock Equivalent Award unless and until a certificate or certificates evidencing shares of Common Stock are issued to the Participant as payment in full or partial settlement of a Stock Equivalent Award, and, subject to Sections 15(b) and (c),

          no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.



          12.  Dividend Equivalents.  Dividend Equivalents granted under the
               --------------------

Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the Plan, as the

Committee shall deem appropriate:



               (a)  Terms of Dividend Equivalents Generally.  A Dividend
                    ---------------------------------------

          Equivalent is an Award which entitles a Participant to receive from the Company cash payments, in the same amount that the holder of record of a share of Common Stock on the dividend record date would be entitled to receive as cash dividends on such share of Common Stock.



               (b)  Dividend Equivalents in Conjunction with Awards.  Grants of
                    -----------------------------------------------

          Stock Options, Stock Appreciation Rights, Performance Share Awards and

          Stock Equivalent Awards may, in the sole discretion of the Committee,

          earn Dividend Equivalents.  For shares of Common Stock covered by such

          Awards outstanding on a dividend record date for Common Stock, a

          Participant to whom a corresponding Dividend Equivalent shall have been granted shall be credited with an amount in cash equal to the amount of cash dividends that would have been paid had the related shares under such Awards been issued and outstanding on such dividend record date.

               (c)  Award Agreement.  Dividend Equivalents shall be evidenced by
                    ---------------

          an Award Agreement in such form and containing such terms and conditions as the Committee deems appropriate and which are not inconsistent with the terms of the Plan.  In the case of Dividend

          Equivalents granted in conjunction with any other Award under the

          Plan, the Award Agreement for such other Award may set forth the terms and conditions of the Dividend Equivalents with respect to such Award.



               (d)  Payment.  The Committee shall establish such rules and
                    -------

          procedures governing the crediting of Dividend Equivalents, including any timing and payment contingencies of such Dividend Equivalents, as it deems  appropriate or necessary.



          13.  Termination of Employment.
               -------------------------



          (a)  Disability or Retirement.  Except as may otherwise be provided by
               ------------------------

the Committee in its sole discretion at the time of grant or subsequent thereto,

if a Participant's employment with the Company and its Subsidiaries terminates by reason of Disability or Retirement, (i) any Stock Option or Stock

Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period (the

"Exercise Period") of one year from the date of such Disability or Retirement or until the expiration of the stated term of the Stock Option or Stock

Appreciation Right, whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock

Appreciation Right shall be forfeited; provided, however,  that if a Participant
                                       --------  -------

terminates employment by reason of Retirement and such Participant holds an

Incentive Stock Option or Stock Appreciation Right granted in tandem with an

Incentive Stock Option, the Exercise Period shall not exceed the shorter of three months from the date of Retirement and the remainder of the stated term of such Incentive

Stock Option or Stock Appreciation Right; provided further, however, that if the
                                          -------- -------  -------

Participant dies during the Exercise Period, any unexercised Stock Option or

Stock Appreciation Right held by such Participant may thereafter be exercised to the extent it was exercisable on the date of Disability or Retirement, by the legal representative or beneficiary of the Participant, for a period of one year from the date of such death or until the expiration of the stated term of such

Stock Option or Stock Appreciation Right, whichever period is shorter (or, in the case of an Incentive Stock Option or Stock Appreciation Right granted in tandem with an Incentive Stock Option, for a period equal to the remainder of the Exercise Period), and (ii) if such termination is prior to the end of the applicable Restriction Period (with respect to a Restricted Stock Award) or

Performance Period (with respect to a Performance Share Award), the number of shares of Common Stock subject to such Award which have not been earned as of the date of Disability or Retirement shall be forfeited.  Except as may otherwise be determined by the Committee in its sole discretion, all Stock

Equivalent Awards and Dividend Equivalents which have not been earned or accrued by such Participant as of the date of Disability or Retirement shall be forfeited and the Participant shall not be entitled to any payment with respect thereto.  In determining whether to exercise its discretion under the first sentence of this Section 13(a) with respect to an Incentive Stock Option or

Stock Appreciation Right granted in tandem with an Incentive Stock Option, the

Committee may consider the provisions of Section 422 of the Code.



          (b)  Death.  Except as may otherwise be provided by the Committee in
               -----

its sole discretion at the time of grant or subsequent thereto, if a

Participant's employment with the Company and its Subsidiaries terminates by reason of death, (i) any Stock Option or Stock Appreciation Right held by the

Participant may thereafter be exercised, to the extent it was exercisable on the date of death, by the legal representative or beneficiary of the Participant,

for a period of one year from the date of the Participant's death or until the expiration of the stated term of such Stock Option or Stock Appreciation Right,

whichever period is shorter, and to the extent not exercisable on the date of death, such Stock Option or

Stock Appreciation Right shall be forfeited and (ii) if such termination is prior to the end of the applicable Restriction Period (with respect to a

Restricted Stock Award) or Performance Period (with respect to a Performance

Share Award), the number of shares of Common Stock subject to such Award which have not been earned as of the date of death shall be forfeited.  Except as may otherwise be determined by the Committee in its sole discretion, all Stock

Equivalent Awards and Dividend Equivalents which have not been earned or accrued by such Participant as of the date of death shall be forfeited and the

Participant shall not be entitled to any payment with respect thereto.



          (c)  Other Terminations.  Unless the Committee determines otherwise in
               ------------------

its sole discretion at the time of grant or subsequent thereto, if a

Participant's employment with the Company and its Subsidiaries terminates for any reason other than death, Disability or Retirement, (i) any Stock Option or

Stock Appreciation Right held by the Participant may thereafter be exercised, to the extent it was exercisable on the date of termination, for a period of sixty

(60) days from the date of such termination of employment or until the expiration of the stated term of such Stock Option or Stock Appreciation Right,

whichever period is shorter, and to the extent not exercisable on the date of termination of employment, such Stock Option or Stock Appreciation Right shall be forfeited, and (ii) if such termination is prior to the end of the applicable

Restriction Period (with respect to a Restricted Stock Award) or Performance

Period (with respect to a Performance Share Award), the number of shares of

Common Stock subject to such Award which have not been earned as of the date of such termination of employment shall be forfeited.  Except as may otherwise be determined by the Committee in its sole discretion, all Stock Equivalent Awards and Dividend Equivalents which have not been earned or accrued by such

Participant as of the date of such termination of employment shall be forfeited and the Participant shall not be entitled to any payment with respect thereto.

In determining whether to exercise its discretion under the first sentence of this Section 13(c) with respect to an Incentive Stock Option or Stock

Appreciation Right granted in tandem with an Incentive Stock Option, the

Committee may consider the provisions of Section 422 of the Code.



          (d)  Termination Within Six (6) Months of Grant.  Notwithstanding the
               ------------------------------------------

provisions of Section 13(a), (b) or (c) above, in the event a Participant's employment with the Company and its Subsidiaries terminates for any reason within six (6) months of the date of grant of an Award, such Award shall be forfeited as of the date of such termination and the Participant shall not be entitled to any payment or to receive or retain any shares of Common Stock with respect thereto.



          14.  Non-transferability of Awards.  No Awards under the Plan or any
               -----------------------------

rights or interests therein may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of except by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option or Stock

Appreciation Right granted in tandem with an Incentive Stock Option, pursuant to a "qualified domestic relations order" as defined in the Code or Title I of the

Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations thereunder; provided however, that with respect to any Award that is
                        -------- -------

not (i) an Incentive Stock Option or a Stock Appreciation Right granted in tandem with an Incentive Stock Option or (ii) a "derivative security" within the meaning of Rule 16b-3 under the Exchange Act, the foregoing restrictions shall not apply to the extent determined by the Committee in its sole discretion at the time of grant and set forth in the applicable Award Agreement; provided
                                                                   --------

further, however, that if so determined by the Committee, a Participant may, in
- -------  -------

the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the

Participant.  During the lifetime of a Participant, Stock Options and Stock

Appreciation Rights shall be exercisable only by, and payments in settlement of

Awards shall be payable only to, the Participant.  A Stock Appreciation Right granted in tandem with an

Incentive Stock Option shall be transferable only when the related Incentive

Stock Option is transferable, and under the same conditions.



          15.  Recapitalization or Reorganization.
               ----------------------------------



          (a)  The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company,

any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.



          (b)  Notwithstanding any provision of the Plan or any Award Agreement,

in the event of any change in the outstanding Common Stock  by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split,

combination or exchange of shares  (a "Change in Capitalization"), (i) such proportionate adjustments as may be necessary (in the form determined by the

Committee in its sole discretion) to reflect such change shall be made to prevent dilution or enlargement of the rights of Participants under the Plan with respect to the aggregate number of shares of Common Stock for which Awards in respect thereof may be granted under the Plan, the number of shares of Common

Stock covered by each outstanding Award, and the exercise or Award prices in respect thereof and (ii) the Committee may make such other adjustments,

consistent with the foregoing, as it deems appropriate in its sole discretion.

          (c)  Upon the occurrence of a merger of, or consolidation involving,

the Company in which the Common Stock is converted into securities of another corporation or into cash, or any other transaction that results in the Common

Stock no longer being publicly traded, at the sole discretion of the Committee,

and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of an Award granted under the Plan or by a resolution adopted prior to the occurrence of such event that upon such event,

such Award shall be assumed by the successor corporation, or a Parent or

Subsidiary thereof, or shall be substituted for by a similar Award, covering the stock of the successor corporation, or a Parent or Subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise or

Award prices.



          16.  Change in Control.  In the event of a Change in Control and
               -----------------

except as the Committee (as constituted immediately prior to such Change in

Control) may otherwise determine in its sole discretion, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Restricted Stock Awards then outstanding shall lapse as of the date of the Change in Control, (iii) all Performance Share

Awards shall be deemed to have been fully earned as of the date of the Change in

Control and (iv) all Stock Equivalent Awards shall be deemed to be free of any restrictions or conditions and fully earned as of the date of the Change in

Control.  Notwithstanding the preceding sentence, any Award granted within six

(6) months of a Change in Control shall not be afforded any such acceleration as to exercise, vesting and payment rights or lapsing as to conditions or restrictions.



          17.  Amendment of the Plan.  The Board may at any time and from time
               ---------------------

to time terminate, modify, or amend the Plan in any respect, except that no termination, modification or amendment shall be effective without shareholder approval if such approval is required to comply with Rule 16b-3 under the

Exchange Act or to comply with any other law, regulation or NASDAQ or stock exchange rule. No termination or amendment of the Plan shall, without the consent of a Participant to whom any Awards shall previously have been granted, adversely affect his or her rights under such

Awards.



          18.  Miscellaneous.
               -------------



          (a)  Tax Withholding.  (i)  The Company and its Subsidiaries shall
               ---------------

have the right to deduct from any cash  payment made under the Plan any federal,

state or local taxes of any kind required to be withheld with respect to such payment.  It shall be a condition to the obligation of the Company to deliver shares of  Common Stock pursuant to any Award under the Plan that the recipient of such Award pay to the Company such amount as may be required by the Company for the purpose of satisfying any liability for any such withholding taxes.  Any

Award granted under the Plan may require the Company, or permit the recipient of such Award to elect, in accordance with any applicable rules established by the

Committee, to withhold or to pay all or a part of the amount of such withholding taxes in shares of Common Stock.  Such election may be denied by the Committee in its sole discretion, or may be made subject to certain conditions specified by the Committee, including, without limitation, conditions intended to avoid the imposition of liability against the individual under Section 16(b) of the

Exchange Act.



               (ii) The applicable Award Agreement for an Incentive Stock Option shall provide that if a Participant makes a disposition, within the meaning of

Section 424(c) of the Code and the regulations promulgated thereunder, of any share of Common Stock issued to such Participant pursuant to the exercise of an

Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such share of Common Stock to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the

Company at its principal executive office.



          (b)  Loans.  On such terms and conditions as shall be approved by the
               -----

Committee, the Company may directly or indirectly lend money to a Participant to accomplish the purposes of the Plan, including to assist such Participant to acquire or carry shares of Common Stock acquired upon the exercise of Stock

Options granted hereunder, and separately to lend money to any Participant to pay taxes with respect to any of the transactions contemplated by the Plan.



          (c)  No Right to Grants or Employment.  No Eligible Employee or
               --------------------------------

Participant shall have any claim or right to receive grants of Awards under the

Plan.   Nothing in the Plan or in any Award or Award Agreement shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, or interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time, with or without cause.



          (d)  Unfunded Plan.  The Plan shall be unfunded and the Company shall
               -------------

not be required to segregate any assets that may at any time be represented by

Awards under the Plan.  Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be affected pursuant to the Plan.  No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.



          (e)  Other Employee Benefit Plans.  Payments received by a Participant
               ----------------------------

under any Award made pursuant to the provisions of the Plan shall not be included in, nor
have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company.



          (f)  Engaging in Competition with the Company.  (i)  Except as
               ----------------------------------------

determined by the Committee in its sole discretion, the applicable Award

Agreement shall provide that, for a period of two years from the date of termination of the employment of any Participant with the Company or any direct or indirect Subsidiary of the Company, such Participant shall not become an employee, owner (except for passive investments of not more than three percent of the outstanding shares of, or any other equity interest in any company or entity listed or traded on a national securities exchange or in an over-the-

counter securities market), officer, agent or director of any firm or Person which either directly competes with a line or lines of business of the Company or any Subsidiary accounting for ten percent (10%) or more of the Company's or such Subsidiary's gross sales, revenues or earnings before taxes or derives ten percent (10%) or more of such firm's or Person's gross sales, revenues or earnings before taxes from a line or lines of business which directly competes with the Company or any Subsidiary.  In the event of a breach by a Participant of the non-compete provisions set forth in the first sentence of this Section

18(f)(i) (or the provisions of Section 18(f)(ii) below), the Committee, in its sole discretion, may require that the Participant promptly pay to the Company

(x), in the case of any Stock Options or Stock Appreciation Rights exercised within six (6) months of (or subsequent to) such termination of employment, an amount in cash equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Options or Stock

Appreciation Rights and the exercise price of such Stock Options or Stock

Appreciation Rights multiplied by the number of shares of Common Stock subject to such Stock Options or Stock Appreciation Rights and (y), in the case of any other Award settled in shares of Common Stock within six (6) months of (or subsequent to) such termination of employment, an amount in cash equal to the

Fair Market Value of a share of Common Stock on the date of settlement of such

Award multiplied by the number of shares of Common Stock subject to such Award.

The applicable

Award Agreement shall further provide that if, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included in the first sentence of this Section 18(f)(i), the Company and the Participant intend that those of such covenants which, if eliminated, would permit the remaining separate covenants to be enforced in such proceedings shall, for the purpose of such proceedings, be deemed eliminated from such provisions.



               (ii) A Participant shall also agree in the applicable Award

Agreement to observe the terms of any confidentiality, secrecy or other non-

competition agreement that he or she has previously entered into with the

Company (the terms of which shall be incorporated by reference into such Award

Agreement) and shall agree that, in the event of any breach of any such agreement by such Participant, he or she shall be subject to the provisions of the second sentence of Section 18(f)(i).



          (g)  Securities Law Restrictions.  The Committee may require each
               ---------------------------

Eligible Employee purchasing or acquiring shares of Common Stock pursuant to a

Stock Option or other Award under the Plan to represent to and agree with the

Company in writing that such Eligible Employee is acquiring the shares for investment and not with a view to the distribution thereof.  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and

Exchange Commission, NASDAQ or any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the

Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

          (h)  Compliance with Rule 16b-3.  (i)  The Plan is intended to comply
               --------------------------

with Rule 16b-3 under the Exchange Act or its successors under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith.  To the extent any provision of the Plan or Award Agreement or any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.  Moreover, in the event the Plan or an Award

Agreement does not include a provision required by Rule 16(b)(3) to be stated

therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan or such Award Agreement insofar as Participants subject to Section 16 of the Exchange Act are concerned.



               (ii) Notwithstanding anything contained in the Plan or any Award

Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability, but in no event for a period in excess of 180 days.



          (i)  Deductibility Under Code Section 162(m).  Awards granted under
               ---------------------------------------

the Plan to Eligible Employees which the Committee reasonably believes may be subject to Section 162(m) of the Code shall not be exercisable, and payment under the Plan in connection with such an Award shall not be made, unless and until the Committee has determined in its sole discretion that such exercise or payment would no longer be subject to Section 162(m) of the Code.



          (j)  Award Agreement.  Each Eligible Employee receiving an Award under
               ---------------

the Plan shall enter into an Award Agreement in a form specified by the

Committee agreeing
to the terms and conditions of the Award and such other matters as the Committee shall, in its sole discretion, determine.  In the event of any conflict or inconsistency between the Plan and any such Award Agreement, the Plan shall govern, and the Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.



          (k)  Costs of Plan.  The costs and expenses of administering the Plan
               -------------

shall be borne by the Company.



          (l)  Governing Law.  Except as to matters of federal law, the Plan and
               -------------

all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to conflicts of law principles.



          (m)  Effective Date.  The Plan shall be effective as of January 15,
               --------------

1995 (the "Effective Date"), subject to approval of the Plan by a majority of the Company's shareholders.  Any Awards made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the

Committee at the time of grant), but shall be conditional on, and subject to,

such approval of the Plan by such shareholders.